Income Tax (Details) - Schedule of effective reconciliation of the federal income tax rate	6 Months Ended
Dec. 31, 2020
Schedule of effective reconciliation of the federal income tax rate
Income tax benefit at statutory rate, Rate	21.00%
State taxes, net of federal tax benefit	0.00%
Change in fair value of warrant liabilities	(29.10%)
Offering expenses	4.60%
Change in valuation allowance	3.50%
Income tax provision